SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report:  April 9, 1999



                      CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


  VIRGINIA                       1-12875                        54-1589139
(State of                      (Commission                     (IRS Employer
Incorporation)                  File Number)                 Identification No.)


           306 East Main Street
           Richmond, Virginia                       23219
         (Address of principal                    (Zip Code)
           executive offices)



               Registrant's telephone number, including area code:
                                 (804) 643-1761

                      CORNERSTONE REALTY INCOME TRUST, INC.

                                    FORM 8-K

                                      Index




Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      b. Pro Forma Statement of Operations for the twelve months ended December 31, 1998 (unaudited)

Item 7 Financial Statements, Pro forma Financial Information and
Exhibits

The Company hereby files the pro forma financial information under Item 7.b. as follows:

                                   ITEM 7.b.

Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998 (unaudited)
The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998 is presented as if 6 of the 7 Property acquisitions made by the Company during 1998 had occurred on January 1, 1998. The Unaudited Pro Forma Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurred no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Consolidated Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the year ended December 31, 1998 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.



                                                                  Stone       Pinnacle       Hampton
                                                 Historical       Point         Ridge        Pointe     The Timbers   The Gables
                                                Statement of    Pro Forma     Pro Forma     Pro Forma     Pro Forma     Pro Forma
                                                 Operations    Adjustments   Adjustments   Adjustments   Adjustments   Adjustments
                                                ------------------------------------------------------------------------------------

Date of Acquisitions                                      -      1/15/98       3/31/98       3/31/98       6/4/98        7/2/98

Rental and other income                           $93,637,948      $ 56,094      $214,941      $495,061     $ 494,369     $ 752,765

Rental expenses:
           Propety and maintenance                 24,641,642        15,821        73,178       157,479       169,870       221,388
           Taxes and insurance                      6,986,245         4,154        15,411        54,874        31,692        49,381
           Property management                      2,169,552       -             -             -             -             -
           General and administrative               1,681,810       -             -             -             -             -
           Amortization and other depreciation         47,703       -             -             -             -             -
           Depreciation of rental property         20,741,130       -             -             -             -             -
           Other                                    1,968,591       -             -             -             -             -
                                                ------------------------------------------------------------------------------------

                                                   58,236,673        19,975        88,589       212,353       201,562       270,769

Income before interest income (expense)            35,401,275        36,119       126,352       282,708       292,807       481,996
     and minority interest
Interest income                                       411,957       -             -             -             -             -
Interest expense                                  (12,587,897)      -             -             -             -             -
                                                ------------------------------------------------------------------------------------

Net income before minority interest                23,225,335        36,119       126,352       282,708       292,807       481,996
Minority interest                                     (14,693)
                                                ------------------------------------------------------------------------------------

Net income                                        $23,210,642       $36,119      $126,352      $282,708      $292,807      $481,996
                                                ==============

Net income per common share - Basic and diluted         $0.62
                                                ==============

Wgt. avg. number of shares outstanding-basic       37,630,546
                                                ==============



                                                    Cape
                                                   Landing        1998
                                                  Pro Forma    Pro Forma          Total
                                                 Adjustments  Adjustments       Pro Forma
                                                ---------------------------   ---------------

Date of Acquisitions                              10/16/98                                 -

Rental and other income                           $ 1,027,716      -             $96,678,894

Rental expenses:
           Propety and maintenance                    370,393      -              25,649,771
           Taxes and insurance                        128,864      -               7,270,621
           Property management                        -            -               2,169,552
           General and administrative                 -            -               1,681,810
           Amortization and other depreciation        -            -                  47,703
           Depreciation of rental property            -            873,029 (A)    21,614,159
           Other                                      -            -               1,968,591
                                                ---------------------------   ---------------

                                                      499,257      873,029        60,402,207

Income before interest income (expense)               528,458     (873,029)       36,276,686
     and minority interest
Interest income                                       -           (160,313)(D)       251,645
Interest expense                                      -         (1,390,404)(B)   (13,978,301)
                                                ---------------------------   ---------------

Net income before minority interest                   528,458   (2,423,745)       22,550,030
Minority interest                                                  (91,059)(E)      (105,752)
                                                ---------------------------   ---------------

Net income                                           $528,458  ($2,514,805)      $22,444,278
                                                                              ===============

Net income per common share - Basic and diluted                                        $0.59
                                                                              ===============

Wgt. avg. number of shares outstanding-basic                       309,917 (C)    37,940,463
                                                              =============   ===============




(A) Represents the depreciation expense of the properties acquired based on the purchase price,excluding amounts allocated to land, for the period of time not owned by the Company. The weighted average life of the property depreciated was 27.5 years.
(B) Represents the interest expense for 5 of the 7 properties purchased using the line of credit for the period in which the properties were not owned, interest was computed based on interest rates under the Company's line of credit in effect at the time of the respective acquisition (range from 6.8% to 8.5%).
(C) Repesents additional common shares used to purchase Timbers based upon the purchase price of $8,100,000; common shares issued in May 1997 with net proceeds per share of $10.89 to the Company.
(D) Represents reduction of interest income associated with $4.050 million of cash used to purchase Cape Landing at an interest rate of 5%. Cape Landing was purchased using cash, the Company's line of credit, and operating partnership units (see Note E).
(E) Represents minority interest of 185,874 operating partnership units in the Company's operating partnership.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form to be signed on its behalf by the undersigned hereunto duly authorized.

                              CORNERSTONE REALTY INCOME TRUST, INC.


Date: April 9, 1999           By:/s/ Stanley J. Olander, Jr.
                                 ---------------------------
                                  Stanley J. Olander, Jr.
                                  Chief Financial Officer
                                  of  Cornerstone Realty Income Trust, Inc.